This presentation is intended for investor purposes only and is not intended for promotional purposes. 1Q3 2026 Earnings Q3 2026 Earnings Call November 3, 2026

Participants Mike Raab President & Chief Executive Officer Sue Hohenleitner, CPA, CMA Chief Financial Officer 2This presentation is intended for investor purposes only and is not intended for promotional purposes. Q3 2026 Earnings

This presentation is intended for investor purposes only and is not intended for promotional purposes. 3Q3 2026 Earnings Forward-Looking Statements To the extent that statements contained in this presentation and the accompanying oral presentation are not descriptions of historical facts regarding Ardelyx, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Litigation Reform Act of 1995, including Ardelyx’s current expectations regarding: the company’s 2026 strategic priorities, including our growth strategy for IBSRELA and our direct-to-consumer initiatives; our plans to address payor requirements impacting IBSRELA access; our views on the total market opportunity for our products; our expectations and timing to reach profitability; our reaffirmed U.S. net product sales revenue and operating expense guidance for 2026 and our plans to provide updates on longer-term guidance; opportunities for continued product revenue growth, including the expectation that IBSRELA will achieve annual U.S. net product sales revenue of $1 billion; our current capital allocation strategy, including plans for field force expansion, funding of pipeline opportunities, and efforts towards sustainable profitability; the scope and duration of our intellectual property protection; and our expectations and timing regarding pipeline development activities, including expected topline readout of the Phase 3 ACCEL trial of tenapanor in CIC, the development of RDX10531, and our pediatric programs. Such forward-looking statements involve substantial risks and uncertainties that could cause Ardelyx’s future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, Ardelyx’s ability to successfully commercialize IBSRELA and XPHOZAH; coverage and reimbursement decisions by government and commercial payors, including prior authorization and step-edit requirements; market acceptance of our products and the effectiveness of our commercial and direct-to-consumer initiatives; competition, including from generic products; Ardelyx’s ability to achieve its financial guidance and long-term revenue expectations and to reach profitability when anticipated; the timing, progress and results of preclinical studies and clinical trials, including the ACCEL trial; Ardelyx’s ability to obtain, maintain and enforce its intellectual property rights; Ardelyx’s reliance on third-party manufacturers and suppliers; and uncertainties regarding the FDA and foreign regulatory processes. Forward-looking statements speak only as of the date of this presentation, and Ardelyx undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Ardelyx’s business in general, please refer to Ardelyx’s annual report on Form 10-K filed with the Securities and Exchange Commission on February 19, 2026, its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 3, 2026, and its future current and periodic reports to be filed with the Securities and Exchange Commission.

This presentation is intended for investor purposes only and is not intended for promotional purposes. 4Q3 2026 Earnings Building a Great Company A Commercial Stage, Patient-Centric Biopharmaceutical Company with Multiple Value Drivers First-in-Class Products Two FDA approved, first- in-class products Robust Commercial Opportunity Two commercial medicines with combined Q3 revenues of $125.5M (+19% YoY) Creating Value Leveraging our strong foundation for significant long-term growth and value creation Strong Cash Position Strong cash and investments position of $285M as of Sep 30, 2026 Robust IP for IBSRELA and XPHOZAH Orange Book patents out to 2042 Pipeline for Future Growth Enrollment complete in Phase 3 clinical trial for CIC with topline data expected in 2H27 M=Millions

This presentation is intended for investor purposes only and is not intended for promotional purposes. 5Q3 2026 Earnings Significantly grow IBSRELA demand Maintain XPHOZAH momentum Build and expand our pipeline of innovative medicines Continue delivering strong financial performance Focused on Executing Our 2026 Strategic Priorities Q3 performance bolsters confidence in executing our strategic priorities

This presentation is intended for investor purposes only and is not intended for promotional purposes. 6Q3 2026 Earnings Strong Commercial Performance Strategy to Grow IBSRELA Q3 2026 Revenue $96.3M 23% Demand at an All-Time High as Growth Initiatives Take Hold Growth Year-over-Year Number of total writers, total scripts and market share continuing to grow Work continues to eliminate the payor friction HCPs and patients experience when first starting IBSRELA IBSRELA’s growth supports our full-year guidance and reinforces our long-term view of achieving $1 billion in annual revenue

This presentation is intended for investor purposes only and is not intended for promotional purposes. 7Q3 2026 Earnings IBSRELA DTC Launched To Drive Consumer Awareness and Engagement *Animatic Testing March 2026 • In testing phase, 91% of patients said they would ask their doctor if IBSRELA was right for them after seeing the ad* • In Q3, meaningful impressions driving increased traffic to consumer site Goal: >10 Million Total Target Audience Reach Ad placement on a variety of channels including: • Netflix • Hulu • Disney+ • DIRECTV • Dish Network • Prime Video • Tubi • Peacock • Sling TV • Golf Channel • LPGA

IBSRELA Benefits Address Large IBS-C Market with Significant Unmet Need

Large Market with Significant Unmet Need

~7M Rx

written for IBS-C approved medications[1]

77% of Patients

on a secretagogue **continue to experience persistent symptoms**[2]

ACG 2026

OCTOBER 9-14, 2026

Tenapanor treatment associated with decreased healthcare resource utilization, driven primarily by fewer doctor visits and labs[3]

Figure 1: Total HCRU Encounters Before and After Tenapanor Treatment by Labs, Regular Visits, Procedures, and Imaging



44
195
1368
1388
49
220
903
1204
Imaging
Procedures
Regular visits
Labs
Pre-treatment
Post-treatment

Pre-treatment period: 365 days prior to tenapanor initiation (inclusive of initiation date). Post-treatment period: 365 days after initiation. HCRU, health care resource utilization.

Retrospective observational analysis without a comparator group. Changes in HCRU cannot be attributed solely to tenapanor initiation and may reflect other confounding factors

1. IQVIA NPA Audit 2024. Market basket defined as Rx products with indication for treatment of IBS-C which includes Linzess, Amitiza, Trulance, Zelnorm and IBSRELA. Linzess, Amitiza and Trulance are also indicated for CIC. IQVIA NPA audit data reflects all RXs irrespective of indication. IBSRELA is indicated for the treatment of IBS-C and is not indicated for CIC.
2. Quigley EMM, Horn J, Kissous-Hunt M, Crozier RA, Harris LA. Better understanding and recognition of the disconnects, experiences, and needs of patients with irritable bowel syndrome with constipation (BURDEN IBS-C) study: results of an online questionnaire. Adv Ther. 2018;35(7):967-980.
3. ACG poster: Staller K, Fossa A, O'Byrne M, Scott LL. Health Care Resource Utilization Decreases Among Patients with Constipation Predominant Irritable Bowel Syndrome Following Initiation of Tenapanor: A Real-World Analysis. ACG 2026; Poster P3082; October 12, 2026

ardelyx

This presentation is intended for investor purposes only and is not intended for promotional purposes.

Q3 2026 Earnings | 8

Hyperphosphatemia Market in Need of Innovation

Strong Commercial Performance

XPHOZAH® (tenapanor) tablets

Q3 2026 Revenue

$29.2M

7%

Growth Year-over-Year

Market Need

>550,000

patients with CKD on dialysis in U.S.[1]

70%

of patients on binder are unable to consistently achieve and maintain target phosphorus levels[2]

KIDNEY WEEK 2026

Findings Reinforce the Importance of Phosphorus Management

Figure 3: Adjusted Hazard Ratios of Mortality Events (All-Cause and Cardiovascular) Per Year in Patients With Cumulative HP Exposure 0.1-6.0+ Above 6.5 mg/dL



2.4
2.2
2
1.8
1.6
1.4
1.2
1
0.8
Adjusted hazard ratio
Reference
0
0.1 to 2.9
3 to 5.9
6.0+
Cumulative HP (mg/dL x month)
HD: all-cause mortality
HD: cardiovascular mortality
PD: all-cause mortility
PD: cardiovascular mortality

Retrospective observational analysis; associations do not establish causality, and residual confounding may remain. This study did not evaluate XPHOZAH or demonstrate that treatment-related phosphorus reductions improve survival.

Figure 1: Adjusted Change in Serum P From Baseline Over Time by PB Type[a]



0.0
-0.5
-1.0
-1.5
-2.0
-2.5
Adjusted change in serum P from baseline (mg/dL)
Baseline
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
Follow-up interval
No PB
Calcium-based
Iron-based
Sevelamer- or lanthanum-based

Retrospective observational analysis. Observed serum phosphorus reductions cannot be attributed solely to tenapanor initiation. Confounding factors and missing laboratory data may have influenced the results.

1. CDC Chronic Kidney Disease in the United States, 2021https://www.cdc.gov/kidney-disease/media/pdfs/CKD-Factsheet-H.pdf.
2. Data on file.
3. Mortality: Scialla JJ, et al. Morbidity and Mortality Risks Associated with Cumulative Hyperphosphatemia in a Contemporary Cohort of US Patients on Dialysis. ASN Kidney Week 2026; FR-PO0316; October 23, 2026.
4. Serum P: Fossa AJ, et al. Real-World Effectiveness of Tenapanor: Serum Phosphate Outcomes by Existing Phosphate Binder Use. ASN Kidney Week 2026; FR-PO0317; October 23, 2026.

ardelyx

This presentation is intended for investor purposes only and is not intended for promotional purposes.

Q3 2026 Earnings | 9

ACCEL P3 Trial Fully Enrolled: Evaluating Safety and Efficacy of Tenapanor for CIC

26-week multi-center, randomized, double-blinded, placebo-controlled study

Primary Endpoint: Durable CSBM response achieving the **weekly CSBM response**[1] for ≥9 out of the first 12 weeks of the RTP[2], including ≥3 of the last 4 weeks of the first 12 weeks of RTP

Key Secondary Endpoint: Among CSBM responders, change from baseline to week 12 in CSBM, SBM frequency and consistency, and straining

Study Population: ~700 patients from 110 U.S. Sites

Topline Results: expected in 2H 2027

ACCEL Phase 3 Fully Enrolled



Screening Period
(2 Weeks)
Double-Blind Randomized Treatment Period
(26 Weeks)
Safety Follow-up Period
(4 Weeks)
Screening
Randomization
Tenapanor 50 mg BID
Tenapanor 25 mg BID
Tenapanor 5 mg BID
Placebo BID
eDiary
-2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
Visit 1 2 3 4 5 6 7 8 9 10
Target Day -14 1 15 29 57 85 113 141 183 211

https://clinicaltrials.gov/study/NCT07382167?term=NCT07382167&rank=1

Feedback from Advisory Board:

- ✓ The need is real – CIC patients cycle through multiple OTC products
- ✓ Solid clinical rationale – Overlapping symptomatology with IBS-C, clinical efficacy in IBS-C could translate to CIC
- ✓ Trial well received – enrollment completed faster than projected

1. weekly CSBM response = An increase of ≥1 from baseline in average weekly CSBM frequency and an average weekly CSBM frequency ≥3 in a given week
2. Randomized Treatment Period

ardelyx

This presentation is intended for investor purposes only and is not intended for promotional purposes.

Q3 2026 Earnings | 10

This presentation is intended for investor purposes only and is not intended for promotional purposes. 11Q3 2026 Earnings Third Quarter 2026 Highlights Turning Growth into Financial ProgressIBSRELA Driving Growth Net loss narrowed to ($0.7M) Reaffirming Full-Year 2026 Guidance +23% YoY Revenue growth $285.3M cash as of 9/30/2026 Operating Expenses Below $500M XPHOZAH Revenue $110-$120M IBSRELA Revenue $350-$370M

This presentation is intended for investor purposes only and is not intended for promotional purposes. 12Q3 2026 Earnings Third Quarter 2026 Financial Highlights 1. Includes R&D and SG&A expenses 2. Includes total cash, cash equivalents and short-term investments Percentages have been calculated using unrounded figures. $285.3M Cash & Investments2 as of September 30, 2026 Compared to $264.7M As of Dec 31, 2025 Gross Profit Margin >95% Profitability 2027 Financially Strong $ in millions, excluding EPS Q3 2026 Q3 2025 % Change IBSRELA Revenue $ 96.3 $ 78.2 23 % XPHOZAH Revenue $ 29.2 $ 27.4 7 % Total Product Revenue $ 125.5 $ 105.5 19 % R&D Expenses $ 25.2 $ 18.1 39 % SG&A Expenses $ 93.9 $ 83.6 12 % Total Operating Expenses1 $ 119.1 $ 101.7 17 % Net Loss $ (0.7) $ (1.0) (24) % EPS $ (0.00) $ (0.00) (26) % Stock-Based Compensation $ 15.1 $ 12.7 19%

This presentation is intended for investor purposes only and is not intended for promotional purposes. 13Q3 2026 Earnings Corporate Outlook FY 2026 Financial Guidance $ in millions Guidance IBSRELA Revenue $350 - $370 XPHOZAH Revenue $110 - $120 Operating Expenses Below $500 Represents annual growth >30% at midpoint Execute commercially Invest with discipline Deliver value for patients and shareholders Our Focus

Capital Allocation Strategy

Disciplined investment for durable growth

Priority 1

Accelerate IBSRELA

- Commercial investment to grow IBS-C opportunity in IBSRELA— highest ROI use of capital today
- Field force expansion + specialty pharmacy shift
- Path to $1B annual revenue

Priority 2

Fund pipeline opportunities

- CIC Phase 3 (ACCEL) — enrollment complete, anticipate topline data in H2 2027
- RDX10531 – IND-enabling studies underway
- Pediatric program – multiple clinical trials in IBS-C and FC
- Business development (opportunistic)

Priority 3

Maintain financial strength

- Cash balance anticipated to grow YoY
- Revenue growth funds existing operations
- Opportunistic refinancing to extend debt maturity, reduce cost of capital, and maintain our existing draw options
- Build toward profitability

Looking ahead: as IBSRELA scales toward $1B and we approach profitability, capital allocation priorities may evolve.

ardelyx

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Q3 2026 Earnings | 14

This presentation is intended for investor purposes only and is not intended for promotional purposes. 15Q3 2026 Earnings Thank You